UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

MEADOW VALLEY CORPORATION

(Name of registrant as specified in its charter)

CD Capital Management LLC
John D. Ziegelman
CD Investment Partners, Ltd.
ZPII, L.P.
C3 Management Inc.

(Name of person(s) filing proxy statement, if other than the registrant)
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     CD Capital Management LLC, a Delaware limited liability company (“CD Capital”), CD Investment Partners, Ltd., an exempted company with limited liability incorporated and an open-end investment company formed under the laws of the Cayman Islands (“CDIP”), and John D. Ziegelman (“Mr. Ziegelman”), together with the other participants named herein, are filing materials contained in this Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the intended solicitation of proxies in support of the director candidate they have nominated for election and the bylaw amendment they have proposed for adoption at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Meadow Valley Corporation (“Meadow Valley”) as described below.
     On December 27, 2007, CD Capital and CDIP sent a letter to Meadow Valley nominating John D. Ziegelman for election to Meadow Valley’s Board of Directors at the Annual Meeting. A copy of this letter is attached hereto as Exhibit 1. Also, on December 27, 2007, CD Capital and CDIP sent a separate letter to Meadow Valley submitting their stockholder proposal to amend Meadow Valley’s Amended and Restated Bylaws (the “Bylaws”) to allow stockholders to call a special meeting of stockholders and requesting that such stockholder proposal be included in Meadow Valley’s proxy materials in connection with the Annual Meeting. A copy of this letter is attached hereto as Exhibit 2.
     CD Capital, CDIP, Mr. Ziegelman, ZPII, L.P. and C3 Management Inc. (the “Participants”) may solicit proxies from all stockholders of Meadow Valley in support of Mr. Ziegelman’s nomination for election to Meadow Valley’s Board of Directors and in support of their stockholder proposal to amend the Bylaws at the Annual Meeting. In that event, the Participants intend to file a proxy statement with the SEC to the extent required by law. THE PARTICIPANTS ADVISE ALL STOCKHOLDERS OF MEADOW VALLEY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WHEN AND IF AVAILABLE WITHOUT CHARGE UPON REQUEST. ANY SUCH PROXY MATERIALS WILL ALSO BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.
     CD Capital (in the name, and for the benefit, of CDIP) maintains an account in which 401,832 shares (the “Shares”) of common stock, $.01 par value, of Meadow Valley (the “Common Stock”), are held, representing approximately 7.8% of the outstanding shares of Common Stock, determined by reference to Meadow Valley’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2007. CD Capital, as attorney-in-fact on behalf of CDIP, has full and exclusive discretionary authority to effect acquisitions, dispositions, voting decisions and other transactions in respect of the Shares. CD Capital, CDIP, Mr. Ziegelman, ZPII, L.P. and C3 Management Inc. may be deemed to be “participants” in CD Capital’s and CDIP’s solicitation of proxies from the stockholders of Meadow Valley for use at the Annual Meeting.

     The manager and sole member of CD Capital is ZPII, L.P., a Delaware limited partnership. C3 Management Inc., a Delaware corporation, is the general partner of ZPII, L.P. Mr. Ziegelman is the Chairman of the Board, President and Treasurer and the beneficial owner of 100% of the outstanding common stock of C3, and the President of CD Capital. CD Capital is principally engaged in the business of providing investment management services to various investment funds, including CDIP, and managed accounts and of acquiring, holding, voting and disposing of various portfolio securities investments. ZPII, L.P.’s principal business is serving as manager and sole member of CD Capital. C3’s principal business is serving as general partner of ZPII, L.P. Mr. Ziegelman’s principal occupation is serving as Chairman of the Board, President and Treasurer of C3 and as President of CD Capital. In such capacity, Mr. Ziegelman acts as investment manager of the investment funds and managed accounts to which CD Capital provides investment management services. Mr. Ziegelman also serves as Managing Agent and co-general partner of ZPII, L.P.
     ZPII, LP, as the manager and sole member of CD Capital, C3 Management Inc., as the general partner of ZPII, LP, and Mr. Ziegelman, as the Chairman of the Board, President and Treasurer and the beneficial owner of 100% of the outstanding shares of common stock of C3 Management Inc., each may be deemed to have beneficial ownership of the Shares (as determined under Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended). Additional information regarding CD Capital and Mr. Ziegelman and their affiliates is set forth in its Schedule 13D and amendments thereto filed with the SEC.
     There are no arrangements between the Participants and Mr. Ziegelman or any other person pursuant to which Mr. Ziegelman has been nominated to the Board of Directors. Mr. Ziegelman will not receive any compensation from the Participants for his service as a director of Meadow Valley if elected. If elected, Mr. Ziegelman will be entitled to such compensation from Meadow Valley as is provided to other non-employee directors, which compensation is expected to be described in Meadow Valley’s proxy statement furnished to shareholders in connection with the Annual Meeting.
     In connection with any solicitation of proxies at the Annual Meeting, the Participants may engage a proxy solicitation agent whose fees and number of employees to be employed for such solicitation would be agreed upon at the time of such engagement. To the extent that any employee of the Participants engages in solicitation activities, no such employee will receive any additional compensation for his or her efforts. The business address of each employee of the Participants would be the same as that of his or her employer.
     The Participants would bear the cost of such proxy solicitation, but would intend to seek reimbursement for the cost of such solicitation from Meadow Valley if Mr. Ziegelman is elected as a director. The Participants do not intend to seek shareholder approval for such reimbursement. While no precise estimate of this cost can be made at the present time, the Participants currently estimate that they would spend a total of approximately $200,000 for such solicitation of proxies, including expenditures for attorneys, proxy solicitation agents, and advertising, public relations, printing, transportation and related expenses. As of the date hereof, the Participants have not incurred any solicitation expenses. In addition to soliciting proxies by mail, proxies may be solicited in person, by telephone, facsimile or other electronic means, through advertisements or otherwise.

Exhibit 1	Director Nomination letter dated December 27, 2007 from CD Capital Management LLC and CD Investment Partners, Ltd. to Meadow Valley Corporation.

Exhibit 2	Stockholder Proposal letter dated December 27, 2007 from CD Capital Management LLC and CD Investment Partners, Ltd. to Meadow Valley Corporation.

EXHIBIT 1
CD INVESTMENT PARTNERS, LTD
c/o CD CAPITAL MANAGEMENT LLC
111 South Wacker Drive, Suite 3950
Chicago. Illinois 60606
(312) 803-5010
December 27, 2007
Via U.S. Mail and Hand Delivery

Meadow Valley Corporation
4602 East Thomas Road
Phoenix, Arizona 85018
Attention:	Mr. Charles E. Cowan, Chairman, Nominating and Governance Committee
Mr. Charles R. Norton, Member, Nominating and Governance Committee
Mr. Don A. Patterson, Member, Nominating and Governance Committee
Mr. David D. Doty, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer
Re:	Notice of Nomination of Candidate for Election to Board of Directors
Gentlemen:
     In accordance with Article XXXIII, Section 1 of the Amended and Restated Bylaws (the “Bylaws”) of Meadow Valley Corporation, a Nevada corporation (“Meadow Valley”), CD Capital Management LLC, a Delaware limited liability company (“CD Capital”), as investment manager to CDIP (as defined below), and CD Investment Partners, Ltd., an exempted company with limited liability incorporated and an open-end investment company formed under the laws of the Cayman Islands (“CDIP”), hereby submit this written notice (the “Notice”) to Meadow Valley, c/o the Nominating and Governance Committee and the Corporate Secretary, of their nomination of Mr. John D. Ziegelman for election to the Board of Directors of Meadow Valley at Meadow Valley’s annual meeting of stockholders (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the “Annual Meeting”). Enclosed with this letter are the following exhibits: Exhibit A, Consent of Mr. Ziegelman, Exhibit B, biography of Mr. Ziegelman, and Exhibit C, a list of the securities transactions of CD Capital and CDIP for the last two years and a letter from Goldman Sachs regarding the Shares (as defined below).
1.	Name and Address; Class and Number of Shares of Stock Beneficially Owned
     CD Capital acts as investment manager to CDIP, an open-end investment company. CD Capital (in the name, and for the benefit, of CDIP) maintains an account (the “Account”) in which 401,832 shares (the “Shares”) of common stock, $.01 par value, of Meadow Valley (the “Common Stock”), are held, representing approximately 7.8% of the outstanding shares of Common Stock, determined by reference to Meadow Valley’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2007. CD Capital, as attorney-in-fact on behalf of CDIP, has full and exclusive discretionary authority to effect acquisitions, dispositions, voting decisions and other transactions in respect of the Shares and is the beneficial owner of the Shares, as determined by Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Account is maintained with Goldman Sachs, as reflected in the letter from Goldman Sachs to CD Capital attached as Exhibit C-2 hereto.
     The name and address of CD Capital is CD Capital Management LLC, 111 South Wacker Drive, Suite 3950, Chicago, Illinois 60606. The name and address of CDIP is CD Investment Partners, Ltd., c/o Admiral Administration Ltd., P.O. Box 32021, SMB Anchorage Centre, 2nd Floor Harbour Drive, GeorgeTown, Grand Cayman, Cayman Islands.
2.	Representation
     CDIP is the holder of record of capital stock of Meadow Valley and is entitled to vote at the Annual Meeting and CDIP (through CD Capital) intends to appear in person or by proxy at the Annual Meeting to present Mr. Ziegelman’s nomination on its behalf. The undersigned further represents that CD Capital and CDIP may deliver a proxy statement or form of proxy to the holders of at least the percentage of Meadow Valley’s outstanding capital stock entitled to elect Mr. Ziegelman or otherwise to solicit proxies from stockholders in support of the nomination.
3.	Nomination
     Further to previous correspondence between representatives of CD Capital and Messrs. Charles E. Cowan, Charles R. Norton and Don A. Patterson on October 23, 2007, November 5, 2007 and December 21, 2007, CD Capital and CDIP hereby formally submit to Meadow Valley for consideration by its Nominating and Governance Committee, its entire Board and its stockholders, for election as a director of Meadow Valley, the name, qualifications and background of Mr. Ziegelman. Mr. Ziegelman is the President of CD Capital and Chairman of the Board, President and Treasurer and the beneficial owner of 100% of the outstanding common stock of the general partner of the manager and sole member of CD Capital. CD Capital and CDIP further hereby request that Mr. Ziegelman be named in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) to be filed by Meadow Valley with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and disseminated to Meadow Valley’s stockholders in connection with the Board’s solicitation of proxies for use at the Annual Meeting to elect Meadow Valley’s directors to serve until their successors are duly elected and qualified.
     CD Capital and CDIP reserve the right to nominate additional nominees to Meadow Valley’s Board of Directors for any reason, including if Meadow Valley, by the appropriate corporate action, has increased or increases the number of directors to be elected at the Annual Meeting or if the composition of the Board of Directors has changed prior to the Annual Meeting.
4.	Interests Which CD Capital and CDIP May Have In Such Business
     Neither CD Capital nor CDIP has any interest in the nomination to be brought before the Annual Meeting other than the interest which it shares in common with all other owners of Common Stock.
5.	Description of Arrangements or Understandings between CD Capital, CDIP and Nominee
     There are no arrangements between CD Capital and CDIP and Mr. Ziegelman or any other person pursuant to which Mr. Ziegelman has been nominated to the Board of Directors. Mr. Ziegelman will not receive any compensation from CD Capital or CDIP for his service as a director of Meadow Valley if elected. If elected, Mr. Ziegelman will be entitled to such compensation from Meadow Valley as is provided to other non-employee directors, which compensation is expected to be described in the Proxy Statement.
6.	Other Information Regarding Nominees Required by Proxy Rules
     Pursuant to the Bylaws, all requisite information about Mr. Ziegelman is set forth in this Notice and Exhibit B hereto. Mr. Ziegelman is a demonstrated leader with a strong ability to make independent, analytical judgments, is a highly-skilled and effective communicator and problem-solver and has diverse financial, transactional and international business experience. Accordingly, CD Capital and CDIP believe that Mr. Ziegelman is extremely well-qualified and would be a superb addition to the Board and would help serve the best interests of Meadow Valley’s stockholders.
     Mr. Ziegelman has never served on the Board of Directors or otherwise been employed by Meadow Valley. There are no arrangements between CD Capital and CDIP and Mr. Ziegelman or any other person pursuant to which Mr. Ziegelman has been nominated to the Board of Directors. Neither Mr. Ziegelman nor any of his associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to other plans or other compensation from, or related to, services rendered on behalf of Meadow Valley, or is subject to any arrangement described in Item 402 of Regulation S-K. There are no family relationships (as defined in Section 401(d) of Regulation S-K) between Mr. Ziegelman and any director or officer of Meadow Valley or, to Mr. Ziegelman’s knowledge, any other person nominated by Meadow Valley to become a director or executive officer. Accordingly, Mr. Ziegelman is not aware of any facts or circumstances that would prevent him from being deemed an “independent” director under the rules of the Securities and Exchange Commission and Nasdaq Capital Market (as in effect on the date hereof).
     Except as disclosed herein or in any of the exhibits attached hereto, none of the Participants (as defined below):

(i)	owns any securities of Meadow Valley of record but not beneficially;

(ii)	has, during the past ten years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);

(iii)	owns, nor do any of their associates own, beneficially any securities of Meadow Valley;

(iv)	owns any securities of any parent or subsidiary of Meadow Valley;

(v)	has borrowed any funds for the purpose of acquiring or holding any securities of Meadow Valley (except for margin borrowings for that purpose or margin borrowings in the ordinary course of business);

(vi)	is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to securities of Meadow Valley, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

(vii)	had or will have, nor do any of their associates have or will have, a direct or indirect material interest in any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships since the beginning of Meadow Valley’s last fiscal year, or any currently proposed transaction, or series of similar transactions, arrangements or relationships to which Meadow Valley or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 (the representation in this subclause (vii) shall include any “related person” of Mr. Ziegelman as defined in Instruction 1 to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”));

(viii)	has pledged or otherwise deposited as collateral any securities of Meadow Valley (except for pledges of securities in connection with margin borrowings) or caused or agreed to permit such securities to be subject to any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities;

(ix)	is aware of any arrangement (including any pledge, voting trust, or contract for sale) which may at a subsequent date result in a change in control of Meadow Valley;

(x)	is aware of any arrangement, or has reason to believe that any arrangement exists, under which 5% or more of any class of Meadow Valley’s voting securities is held or is to be held subject to any voting agreement, voting trust or other similar agreement;

(xi)	is aware of any person or group that holds beneficial ownership of more than 5% of the outstanding shares of Meadow Valley or has the right to acquire beneficial ownership of more than 5% of such outstanding voting securities, except for persons or groups who may be identified through a review of publicly available information regarding the beneficial ownership of Meadow Valley;

(xii)	is aware of any circumstance in which Mr. Ziegelman’s election to the Board of Directors of Meadow Valley would create a compensation committee interlock or other insider relationship as described in Item 407(e)(4) of Regulation S-K;

(xiii)	has, during the past five years, been involved in any of the legal proceedings described in Item 401(f) of Regulation S-K. The term “associates” shall have the meaning as that term is defined in Rule 14a-1 of Regulation 14A under the Securities Exchange Act of 1934, as amended;

(xiv)	has, nor do any of their associates have, any arrangement or understanding with any person with respect to any future employment by Meadow Valley or its affiliates;

(xv)	has, nor do any of their associates have, any arrangement or understanding with any person with respect to any future transactions to which Meadow Valley or any of its affiliates will or may be a party; or

(xvi)	has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting proposed in this Notice aside from their respective interests as shareholders of Meadow Valley.
     Except as otherwise set forth in this Notice, there are no material proceedings (as described in Instructions 4 and 5 to Item 103 of Regulation S-K) in which Mr. Ziegelman or any of his associates is a party adverse to Meadow Valley or any of its subsidiaries, or in which Mr. Ziegelman or his associates have a material interest adverse to Meadow Valley or any of its subsidiaries.
     Exhibit C-1 sets forth the purchases and sales effected by CD Capital (in the name, and for the benefit, of CDIP) of Common Stock (and common stock derivatives) within the previous two years, the dates of the transactions and the amounts purchased or sold.
     CD Capital, CDIP, Mr. Ziegelman, ZPII, LP and C3 Management Inc. (the “Participants”) may solicit proxies from all stockholders of Meadow Valley in connection with the matters to be brought before the Annual Meeting. The manager and sole member of CD Capital is ZPII, L.P., a Delaware limited partnership. C3 Management Inc., a Delaware corporation, is the general partner of ZPII, LP. Mr. Ziegelman is the Chairman of the Board, President and Treasurer and the beneficial owner of 100% of the outstanding common stock of C3, and the President of CD Capital. ZPII, LP, as the manager and sole member of CD Capital, C3 Management Inc., as the general partner of ZPII, LP, and Mr. Ziegelman, as the Chairman of the Board, President and Treasurer and the beneficial owner of 100% of the outstanding shares of common stock of C3 Management Inc., each may be deemed to have beneficial ownership of the Shares (as determined under Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).
     CD Capital is principally engaged in the business of providing investment management services to various investment funds, including CDIP, and managed accounts and of acquiring, holding, voting and disposing of various portfolio securities investments. ZPII, LP’s principal business is serving as manager and sole member of CD Capital. C3’s principal business is serving as general partner of ZPII, LP. Mr. Ziegelman’s principal occupation is serving as Chairman of the Board, President and Treasurer of C3 and as President of CD Capital. In such capacity, Mr. Ziegelman acts as investment manager of the investment funds and managed accounts to which CD Capital provides investment management services. Mr. Ziegelman also serves as managing agent and co-general partner of ZPII, LP.
     In connection with any solicitation of proxies at the Annual Meeting, the Participants may engage a proxy solicitation agent whose fees and number of employees to be employed for such solicitation would be agreed upon at the time of such engagement. To the extent that any employee of any of the Participants engages in solicitation activities, no such employee will receive any additional compensation for his or her efforts. The business address of each employee of the Participants would be the same as that of his or her employer.
     The Participants would bear the cost of such proxy solicitation, but would intend to seek reimbursement for the cost of such solicitation from Meadow Valley if Mr. Ziegelman is elected as a director. The Participants do not intend to seek shareholder approval for such reimbursement. While no precise estimate of this cost can be made at the present time, the Participants currently estimate that they would spend a total of approximately $200,000 for such solicitation of proxies, including expenditures for attorneys, proxy solicitation agents, and advertising, public relations, printing, transportation and related expenses. As of the date hereof, the Participants have not incurred any solicitation expenses. In addition to soliciting proxies by mail, proxies may be solicited in person, by telephone, facsimile or other electronic means, through advertisements or otherwise.
7.	Consent of Nominee
     Mr. Ziegelman has executed a consent indicating his agreement to be nominated for election as a director of Meadow Valley and to serve as a director of Meadow Valley if elected at the Annual Meeting. A copy of this consent is attached as Exhibit A to this Notice.
8.	Other Matters
     Pursuant to Article XXXIII, Section 1 of the Bylaws, please be advised that, by a letter addressed to Meadow Valley’s Corporate Secretary, dated December 27, 2007, CD Capital and CDIP have requested that their stockholder proposal to amend the Bylaws be included in Meadow Valley’s proxy materials for the Annual Meeting. A copy of that letter, which is being filed with the Securities and Exchange Commission as an attachment to CD Capital’s amended Form 13D (to be filed on

December 27, 2007), is hereby incorporated by reference and is available at the Securities and Exchange Commission’s website at www.sec.gov.
     The information included in this Notice and in the exhibits attached hereto represents the undersigned’s best knowledge as of the date hereof. CD Capital and CDIP reserve the right, in the event such information shall be or become inaccurate, to provide corrective information to Meadow Valley as soon as reasonably practicable, although CD Capital and CDIP do not commit to update any information which may change from and after the date hereof. If this Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of Mr. Ziegelman at the Annual Meeting, or if he shall be unable to serve for any reason, this Notice shall continue to be effective with respect to any replacement nominee or nominees selected by CD Capital and CDIP.
     Please be advised that neither the delivery of this Notice nor the delivery of additional information, if any, provided by or on behalf of CD Capital or CDIP or any of their affiliates to Meadow Valley from and after the date hereof shall be deemed to constitute an admission by CD Capital or CDIP or any of their affiliates that this Notice or any such information is required or is in any way defective or as to the legality or enforceability of any matter or a waiver by CD Capital or CDIP or any of their affiliates of its right to, in any way, contest or challenge any such matter.
     Please direct any questions regarding the information contained in this Notice to the undersigned at (312) 803-5010. In the event that Meadow Valley requires any additional information to determine the eligibility of Mr. Ziegelman (or the eligibility of any additional or substitute nominee of the undersigned) to serve as a member of the Board of Directors of Meadow Valley, please advise the undersigned immediately.
     The Exhibits hereto are hereby incorporated into and made a part of this letter. Accordingly, all matters disclosed in any part of this letter, including the Exhibits hereto, should be deemed disclosed for all purposes of this letter.
[Signature page follows]

CD CAPITAL MANAGEMENT LLC
By:	ZPII, L.P., its Managing Member

By:	C3 Management Inc., its General Partner

BY:	/s/ John Ziegelman
	Name:	John Ziegelman
	Title:	President

CD INVESTMENT PARTNERS LTD.
By:	CD Capital Management LLC, its investment manager
By:	ZPII, L.P., its Managing Member

By:	C3 Management Inc., its General Partner

By:	/s/ John Ziegelman
	Name:	John Ziegelman
	Title:	President

cc:	President, Meadow Valley Corporation Corporate Secretary, Meadow Valley Corporation 4602 East Thomas Road Phoenix, Arizona 85018
[Signature page]

EXHIBIT A
CONSENT OF NOMINEE
     The undersigned hereby consents (a) to serve as a director of Meadow Valley Corporation, a Nevada corporation (“Meadow Valley”), (b) to being named as a nominee for election as a director of Meadow Valley in Meadow Valley’s proxy statement on Schedule 14A to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, to be used in connection with the solicitation of proxies by the Board of Directors of Meadow Valley from stockholders of Meadow Valley to be voted at the 2008 Annual Meeting of Stockholders of Meadow Valley and any adjournments or postponements thereof (the “Annual Meeting”), and (c) to serve as a director of Meadow Valley, if elected at the Annual Meeting.
Dated: December 27, 2007

/s/ John D. Ziegelman
JOHN D. ZIEGELMAN

EXHIBIT B
Information about the Nominee is set forth in the attachments to this Exhibit B.

EXHIBIT B
CD Capital Management LLC, a Delaware limited liability company, was formed in December 2001 (“CD Capital”). CD Capital’s Founder, President and Chief Investment Officer is John Ziegelman. John has over 20 years of financial management, investment banking and principal investing experience as summarized below. John’s business address is c/o CD Capital Management LLC, 111 South Wacker Drive, Suite 3950, Chicago, Illinois 60606.
CD Capital is an SEC registered Investment Advisor that manages capital on behalf of a fund family, principally engaged in two small-cap investment strategies: Pro-Active Value Investing and Private Placements. In both cases, CD Capital seeks to invest in undervalued public companies, preferring to work collaboratively with the Issuers’ management teams and Boards to unlock long-term shareholder value.
By working with existing Boards of Directors and corporate management teams, we seek to effect positive change through a hands-on effort focusing on undervalued companies with several identifiable governance, strategy and communication issues. We believe that our expertise in the financial markets and in critical strategic planning is a major benefit for resource strapped small-cap public Issuers. Where we do not have direct expertise, we bring to bear our substantial strategic contacts to assist companies in strategic and operational matters. Our goal is to unlock value for all shareholders by removing overhang associated with past failed strategies, creating credibility in the marketplace, and adding substantial strategic value. To date, CD Capital has been involved in two 13D activist campaigns, Sunterra Corporation (Acquired) and Meadow Valley Corporation (NASDAQ-MVCO). With respect to Sunterra Corp., from July 2006 until the sale in April 2007, John was a member of the Board of Directors (and Chairman of the Board from October 2006) of Sunterra and was instrumental in effecting the company’s successful sale to a strategic buyer.
With respect to our Private Placement activities, CD Capital makes direct equity and equity-like investments in small and micro-cap public companies. Our goal in making Private Placements in such companies is to provide both growth capital and strategic advisory services to the Issuers to help enable them to execute their strategic objectives and to create shareholder value.
Prior to founding CD Capital’s predecessor John was a co-founder, Managing Member and Chief Investment Officer of Castle Creek Partners LLC. During his tenure at Castle Creek, John originated, structured and closed in excess of 80 private placement transactions (PIPEs), managed, and restructured as needed, the PIPE portfolio for a series of private investment funds. From December 1996 until he sold his membership interests in Castle Creek to his partner in April 2000, John built Castle Creek’s private placement business, managed the day-to-day operations of Castle Creek, co-founded two external investment managers and expanded the investment strategy to include opportunistic trading and investment strategies. Prior to co-founding Castle Creek, and during 1996, John was employed by Citadel Investment Group in Chicago. While at Citadel, John was

the portfolio manager and trader for the special situations desk where he managed a portfolio of private placements including originating, structuring, negotiating and in multiple situations restructuring equity, equity linked and convertible investment instruments.
Between 1986 and 1996, John held several financial positions, including at the internationally recognized (affiliates of) investment banks: Shearson Lehman Brothers and Kidder, Peabody & Co. During this period, John participated in closing more than 100 financing and M&A transactions for both corporate and real estate clients and was part of the advisory team to dozens of public and private companies regarding growth capital and financial strategy.
John earned his A.B. in philosophy and classical archaeology from the University of Michigan in 1986; and a M.B.A. from the University of Chicago in 1993. John currently serves on several charitable boards including: The Illinois Holocaust Museum and Education Center, Children’s Memorial Hospital Foundation and until its May 2007 merger with the Christopher Reeves Foundation, the Daniel Heumann Foundation for Spinal Cord Research. In addition, John is a Member of the Windy City Chapter of the Young Presidents Organization.

EXHIBIT C-1
LIST OF SECURITIES TRANSACTIONS

Ticker	Trade Date	Activity	Number of Shares	Price per Share ($)
MVCO	2/27/2006	PURCHASE	7,500	15.0742
MVCO	2/28/2006	PURCHASE	23,000	15.4759
MVCO	3/1/2006	PURCHASE	2,000	15.1467
MVCO	3/17/2006	PURCHASE	2,500	13.8979
MVCO	4/12/2006	PURCHASE	10,000	11.5923
MVCO	5/2/2006	PURCHASE	10,000	11.1244
MVCO	5/2/2006	PURCHASE	10,000	10.9884
MVCO	5/11/2006	PURCHASE	3,500	11.8188
MVCO	5/12/2006	PURCHASE	2,000	11.5133
MVCO	5/17/2006	PURCHASE	1,200	10.8695
MVCO	5/18/2006	PURCHASE	6,500	10.8448
MVCO	5/19/2006	PURCHASE	1,800	10.56
MVCO	6/5/2006	PURCHASE	2,355	11.3653
MVCO	6/5/2006	SALE	(299)	11.46
MVCO	6/7/2006	PURCHASE	1,200	11.1717
MVCO	6/8/2006	PURCHASE	4,000	11.1913
MVCO	6/9/2006	PURCHASE	2,000	11.093
MVCO	6/12/2006	PURCHASE	20,744	10.4407
MVCO	6/13/2006	PURCHASE	5,150	10.2801
MVCO	6/15/2006	PURCHASE	200	10.71
MVCO	6/16/2006	PURCHASE	2,392	10.9171
MVCO	6/28/2006	PURCHASE	1,000	11.11
MVCO	6/29/2006	PURCHASE	100	11.09
MVCO	6/30/2006	PURCHASE	7,000	11.3911
MVCO	7/5/2006	PURCHASE	24,000	11.5145
MVCO	7/28/2006	PURCHASE	100	10.86
MVCO	8/2/2006	PURCHASE	5,000	10.4310
MVCO	8/23/2006	PURCHASE	13,900	9.5806
MVCO	8/24/2006	PURCHASE	900	9.54
MVCO	8/25/2006	SALE	(100)	9.63
MVCO	8/29/2006	PURCHASE	1,000	9.8755
MVCO	8/31/2006	PURCHASE	4,800	9.9998
MVCO	9/1/2006	PURCHASE	2,500	10.0300
MVCO	9/13/2006	PURCHASE	1,075	10.0335
MVCO	9/14/2006	PURCHASE	1,000	9.84
MVCO	9/15/2006	PURCHASE	3,300	9.8467
MVCO	9/18/2006	PURCHASE	500	9.95
MVCO	9/19/2006	PURCHASE	6,000	9.8596
MVCO	9/20/2006	PURCHASE	5,921	10.0015
MVCO	9/22/2006	PURCHASE	3,262	10.1383
MVCO	10/02/2006	PURCHASE	1,000	9.756
MVCO	10/03/2006	PURCHASE	1,000	9.95
MVCO	10/04/2006	PURCHASE	4,000	9.9378

Ticker	Trade Date	Activity	Number of Shares	Price per Share ($)
MVCO	10/06/2006	PURCHASE	100	9.94
MVCO	10/17/2006	PURCHASE	4,900	10.8143
MVCO	10/24/2006	PURCHASE	5,000	9.8
MVCO	10/25/2006	PURCHASE	100	9.6
MVCO	10/31/2006	PURCHASE	5,300	10.6472
MVCO	11/07/2006	SALE	(1,000)	10.2248
MVCO	11/10/2006	PURCHASE	500	10.15
MVCO	11/14/2006	PURCHASE	3,508	10.096
MVCO	11/16/2006	PURCHASE	600	10.3517
MVCO	11/22/2006	PURCHASE	3,340	10.2323
MVCO	11/29/2006	PURCHASE	500	10.25
MVCO	02/12/2007	PURCHASE	5,000	12.4
MVCO	02/14/2007	PURCHASE	4,700	12.4596
MVCO	02/21/2007	PURCHASE	378	12.25
MVCO	02/28/2007	PURCHASE	100	11.85
MVCO	03/08/2007	PURCHASE	16,205	12.6652
MVCO	03/12/2007	PURCHASE	2,700	12.6733
MVCO	03/13/2007	PURCHASE	100	12.38
MVCO	03/14/2007	PURCHASE	500	12.5
MVCO	03/30/2007	PURCHASE	5,000	12.95
MVCO	04/12/2007	PURCHASE	3,479	12.95
MVCO	04/26/2007	PURCHASE	800	13.06
MVCO	05/02/2007	SALE	(100)	13.61
MVCO	05/03/2007	PURCHASE	100	13.31
MVCO	05/10/2007	PURCHASE	1,000	13
MVCO	05/11/2007	PURCHASE	5,000	12.7488
MVCO	05/11/2007	PURCHASE	1,398	12.628
MVCO	05/18/2007	PURCHASE	1,100	12.95
MVCO	05/22/2007	PURCHASE	2,800	13.0093
MVCO	05/24/2007	PURCHASE	1,000	13
MVCO	05/25/2007	PURCHASE	2,000	13.2478
MVCO	05/29/2007	PURCHASE	1,000	13.2641
MVCO	05/30/2007	PURCHASE	1,000	13.294
MVCO	05/30/2007	PURCHASE	1,800	13.282
MVCO	05/31/2007	PURCHASE	684	13.2117
MVCO	06/07/2007	PURCHASE	1,500	13.5967
MVCO	06/07/2007	PURCHASE	3,900	13.677
MVCO	06/08/2007	PURCHASE	800	13.6988
MVCO	06/13/2007	PURCHASE	1,500	13.4548
MVCO	06/15/2007	PURCHASE	2,000	13.2995
MVCO	06/15/2007	PURCHASE	5,000	13.294
MVCO	06/28/2007	SALE	(2,191)	14.0722
MVCO	06/29/2007	SALE	(2,700)	14.087
MVCO	07/12/2007	SALE	(500)	14.034
MVCO	07/19/2007	PURCHASE	5,000	13.31
MVCO	07/30/2007	PURCHASE	4,205	12.5
MVCO	08/01/2007	PURCHASE	3,106	12.5949
MVCO	08/01/2007	SALE	(1,300)	13.6385
MVCO	08/06/2007	SALE	(200)	12.785

Ticker	Trade Date	Activity	Number of Shares	Price per Share ($)
MVCO	08/10/2007	PURCHASE	2,199	12.8992
MVCO	08/14/2007	PURCHASE	400	12.65
MVCO	08/21/2007	PURCHASE	393	12.8176
MVCO	08/31/2007	SALE	(500)	13.15
MVCO	09/17/2007	SALE	(292)	12.6532
MVCO	09/18/2007	PURCHASE	1,392	12.5969
MVCO	09/26/2007	PURCHASE	2,000	11.8607
MVCO	09/27/2007	PURCHASE	100	12
MVCO	10/01/2007	PURCHASE	993	11.9001
MVCO	10/02/2007	PURCHASE	479	11.25
MVCO	10/04/2007	PURCHASE	2,050	11.6144
MVCO	10/05/2007	PURCHASE	1,500	11.8953
MVCO	10/09/2007	PURCHASE	4,500	12.3851
MVCO	10/10/2007	PURCHASE	4,300	11.7514
MVCO	10/12/2007	PURCHASE	2,198	11.9941
MVCO	10/12/2007	SALE	(100)	11.8601
MVCO	10/12/2007	SALE	(200)	11.8398
MVCO	10/17/2007	PURCHASE	10,177	12.0366
MVCO	10/18/2007	PURCHASE	1,500	11.9547
MVCO	10/19/2007	PURCHASE	2,400	11.75
MVCO	10/22/2007	PURCHASE	2,004	11.7236
MVCO	10/23/2007	PURCHASE	2,495	12.0273
MVCO	10/24/2007	PURCHASE	16,000	12.4013
MVCO	10/25/2007	PURCHASE	1,000	12.243
MVCO	11/05/2007	PURCHASE	7,010	12.5706
MVCO	11/06/2007	SALE	(200)	13.25
MVCO	11/07/2007	SALE	(200)	13.29
MVCO	11/13/2007	SALE	(200)	13.48
MVCO	11/16/2007	PURCHASE	600	12.965
MVCO	11/20/2007	SALE	(700)	12.8156
MVCO	11/28/2007	PURCHASE	1,900	12.7816
MVCO	11/30/2007	PURCHASE	17,598	12.678
MVCO	12/12/2007	PURCHASE	2,000	13.25
MVCO	12/13/2007	PURCHASE	600	12.75
MVCO	12/18/2007	PURCHASE	5,000	12.60
MVCO	12/20/2007	PURCHASE	795	12.5551
MVCO	12/21/2007	PURCHASE	4,929	12.8145

EXHIBIT C-2
GOLDMAN SACHS LETTER TO CD CAPITAL
[GOLDMAN, SACHS & CO. LETTERHEAD]
[GOLDMAN, SACHS & CO. LOGO]
FORM OF POSITION REPORT
CD Capital Management LLC
111 South Wacker Drive
Suite 3950
Chicago, IL 60606
December 27, 2007
Sirs,
Statement of Holdings: [Security], [CUSIP 583185-10-3]: (the “Security”)
Goldman, Sachs & Co. (“GSCO”) act as prime broker, custodian and/or lender to the fund and for the account listed below (the “Fund”). This will confirm that the Securities described below were reflected on GSCO’s book and records for the accounts of the applicable Fund on the date indicated:
Account : 002-36831-4
Dates December 26, 2007
Fund Name : CD Investment Partners, LTD
Trade Date Quantity : 401,832 shares
We also confirm that at least 227,848 shares of the Securities described above were reflected on GSCO’s book and records for the accounts of the applicable Fund on each day between 12/27/2006 and 12/26/2007.
Please note that to the extent financing was extended against any of the Securities during any of the applicable time periods, standard collateral arrangements may have resulted in transfers of such Securities pursuant to GSCO’s rights as a secured creditor, in which case the applicable Fund retained a contractual right against GSCO, as applicable, for the delivery of equivalent securities, with the result that one or more of the Funds may not have had the right to vote or exercise other indicia of ownership of the Securities, and that GSCO, as applicable, may have lent, sold or otherwise used the Securities.
Yours faithfully,
/s/ Kara Saxon
Managing Director
For and on behalf of
Goldman Sachs & Co.
Please note that we accept no responsibility or liability to you or any third party in connection with the contents of this letter. The foregoing information is disclosed to you for informational purposes only and should not be relied upon by you or any third party for any other purpose. The letter is based on information that we believe to be correct, however, the information is correct only as of the date stated and would need to be reconfirmed in respect of any other date. The above information lists purchases and sales cleared by us for the accounts and the dates indicated therein, along with certain additional information. Please note however that the official statement of your transactions and securities holdings is provided to you in the form of Goldman Sachs confirmations at the time of the transaction for transactions executed through Goldman Sachs, and monthly customer statements at the end of each calendar month for all transactions cleared to your Goldman Sachs prime brokerage account. The attached is being provided at your request as a courtesy and is not an official report nor in a form customarily provided to our clients nor is it maintained in such a format by us as part of our official books and records. Goldman, Sachs & Co. has no independent regulatory requirement or duty to maintain, and the attached is not meant to be a substitute for, your or your funds’ official books and records, nor do we assume any responsibility for any regulatory compliance obligations to which you may be subject. We do not represent that this material is accurate, complete or up-to-date, nor suitable for your intended use and we do not accept liability for any losses or damages arising from your use of this information.

EXHIBIT 2
CD INVESTMENT PARTNERS, LTD
c/o CD CAPITAL MANAGEMENT LLC
111 South Wacker Drive, Suite 3950
Chicago. Illinois 60606
(312) 803-5010
December 27, 2007
Via U.S. Mail and Hand Delivery
Meadow Valley Corporation
4602 East Thomas Road
Phoenix, Arizona 85018

Attention:	Mr. David D. Doty, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer

Re:	Notice of Submission of Stockholder Proposal to Amend Bylaws and Request for Inclusion of Proposal in Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934, as amended
Dear Mr. Doty:
     In accordance with Article XXXIII, Section 1 and Article XXXIV of the Amended and Restated Bylaws (the “Bylaws”) of Meadow Valley Corporation, a Nevada corporation (“Meadow Valley”), CD Capital Management LLC, a Delaware limited liability company (“CD Capital”), as investment manager to CDIP (as defined below), and CD Investment Partners, Ltd., an exempted company with limited liability incorporated and an open-end investment company formed under the laws of the Cayman Islands (“CDIP”), hereby submit the stockholder proposal attached hereto as Exhibit A (the “Proposal”), for consideration at the Meadow Valley 2008 Annual Meeting of Stockholders and any adjournments or postponements thereof (the “Annual Meeting”). Furthermore, CD Capital and CDIP also hereby request that the Proposal and Supporting Statement (as defined below) be included in Meadow Valley’s proxy statement in connection with the Annual Meeting in accordance with Rule 14a-8 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended.
1. Name and Address; Class and Number of Shares of Stock Beneficially Owned
     CD Capital acts as investment manager to CDIP, an open-end investment company. CD Capital (in the name, and for the benefit, of CDIP) maintains an account (the “Account”) in which 401,832 shares (the “Shares”) of common stock, $.01 par value, of Meadow Valley (the “Common Stock”), are held, representing approximately 7.8% of the outstanding shares of Common Stock, determined by reference to Meadow Valley’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2007. CD Capital, as attorney-in-fact on behalf of CDIP, has full and exclusive discretionary authority to effect acquisitions, dispositions, voting decisions and other transactions in respect of the Shares and is the beneficial owner of the Shares, as determined by Rule 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended. The Account is maintained with Goldman Sachs, as reflected in the letter from Goldman Sachs to CD Capital attached as Exhibit B hereto. Exhibit B also contains evidence that CD Capital (in the name, and for the benefit, of CDIP) has continuously beneficially held shares of Common Stock with a value of at least $2,000 in market value or comprising at least 1% of Meadow Valley’s securities for more than one year.
     The name and address of CD Capital is CD Capital Management LLC, 111 South Wacker Drive, Suite 3950, Chicago, Illinois 60606. The name and address of CDIP is CD Investment Partners, Ltd., c/o Admiral Administration Ltd., P.O. Box 32021, SMB Anchorage Centre, 2nd Floor Harbour Drive, GeorgeTown, Grand Cayman, Cayman Islands.
2. Representation
     CDIP is the holder of record of capital stock of Meadow Valley and is entitled to vote at the Annual Meeting and CDIP (through CD Capital) intends to appear in person or by proxy at the Annual Meeting to present the Proposal on its behalf. The undersigned further represents that CD Capital and CDIP and certain of their affiliates may deliver a proxy statement or form of proxy to the holders of at least the percentage of Meadow Valley’s outstanding capital stock entitled to approve the Proposal or otherwise to solicit proxies from stockholders in support of the Proposal.
3. Interests Which CD Capital and CDIP May Have In Such Business
     Neither CD Capital nor CDIP has any interest in the Proposal other than the interest which it shares in common with all other owners of Common Stock.
4, Other Information Required by the Proxy Rules
     In accordance with Rule 14a-8, the undersigned hereby represent that (i) CD Capital (in the name, and for the benefit, of CDIP) is the beneficial holder of shares of Common Stock with a value of at least $2,000 in market value and has held such shares for the one-year period prior to the date hereof, and (ii) CD Capital (in the name, and for the benefit, of CDIP) intends to hold shares of Common Stock with a value of at least $2,000 in market value through the date of the Annual Meeting.
     Exhibit A hereto includes the supporting statement of CD Capital and CDIP in favor of the Proposal (the “Supporting Statement”). The Supporting Statement describes the reasons for making the Proposal at the Annual Meeting.
     Exhibits A & B are hereby incorporated into and made a part of this letter. Accordingly, all matters disclosed in any part of this letter, including the Exhibits hereto, should be deemed disclosed for all purposes of this letter.

          Please direct any questions regarding the Proposal to the undersigned at (312) 803-5010.
[Signature page follows]

CD CAPITAL MANAGEMENT LLC By: ZPII, L.P., its Managing Member By: C3 Management Inc., its General Partner
BY:	/s/ John Ziegelman
	Name:	John Ziegelman
	Title:	President

CD INVESTMENT PARTNERS LTD. By: CD Capital Management LLC, its investment manager By: ZPII, L.P., its Managing Member By: C3 Management Inc., its General Partner
By:	/s/ John Ziegelman
	Name:	John Ziegelman
	Title:	President

cc:	President, Meadow Valley Corporation Corporate Secretary, Meadow Valley Corporation 4602 East Thomas Road Phoenix, Arizona 85018
[Signature page]

EXHIBIT A
Stockholder Proposal and Supporting Statement.
RESOLVED, that the Amended and Restated Bylaws of Meadow Valley Corporation be amended by inserting the following new Article XXXV at the end:
“ARTICLE XXXV
SPECIAL STOCKHOLDER MEETINGS
Notwithstanding anything to the contrary contained in these Bylaws, special meetings of the stockholders of the Corporation for any purpose permitted by law may be called at any time by written demand(s) of holders of at least 10% of the common stock issued and outstanding. Such demands shall be delivered to the Secretary of the Corporation and shall state the purpose of such meeting. Such meeting shall be held within sixty days after the receipt of such demands in the aggregate have been delivered to the Corporation and notice of such meeting shall be provided in accordance with Article V hereof. This Article XXXV may not be amended, altered or repealed in whole or in part, and no other amendment or alteration to these Bylaws may be made that adversely affects the rights of stockholders under this Article XXXV, in each case, unless holders of at least a majority of the common stock issued and outstanding approve such amendment, alteration or repeal. The Board of Directors shall not take any action that adversely affects, or is inconsistent with, the rights of stockholders under this Article XXXV.”
SUPPORTING STATEMENT:
In 2007, Meadow Valley stockholders were deprived of an important right without their consent when the Board of Directors amended the Bylaws to remove our right to call stockholder meetings. As a result, we have lost the ability to have our voice heard immediately when we think a matter is sufficiently important to merit our collective consideration. Thus, our Board, which, as of December 26, 2007, has less than an aggregate 0.4% stock ownership stake, is not quickly answerable to stockholders through the stockholder meeting process. This is critical in change in control situations where stockholders should be able to express their views through special meetings. We believe the inability of stockholders to call a meeting, as well as other amendments to the Bylaws adopted this year, result in entrenchment of the Board and management from the company’s true owners, the stockholders.
This proposal establishes a process by which holders of at least 10% of our stock may demand a special meeting be held within sixty days. We believe a 10% threshold strikes a reasonable balance between restoring stockholder rights and avoiding excessive distraction at our company.
Prominent institutional investors support a shareholder right to call special meetings.

Fidelity and Vanguard are among the mutual funds that have supported this right. The 2007 proxy voting guidelines of many public employee pension funds, including the NYC Employees Retirement System and the Connecticut Retirement Plans, favor preserving this right. Governance ratings services, such as ISS and Glass Lewis, take special meeting rights into account when assigning company ratings.
Vote YES on this proposal to re-establish the right of stockholders to call special meetings.

EXHIBIT B
LIST OF SECURITIES TRANSACTIONS

Ticker	Trade Date	Activity	Number of Shares	Price per Share ($)
MVCO	2/27/2006	PURCHASE	7,500	15.0742
MVCO	2/28/2006	PURCHASE	23,000	15.4759
MVCO	3/1/2006	PURCHASE	2,000	15.1467
MVCO	3/17/2006	PURCHASE	2,500	13.8979
MVCO	4/12/2006	PURCHASE	10,000	11.5923
MVCO	5/2/2006	PURCHASE	10,000	11.1244
MVCO	5/2/2006	PURCHASE	10,000	10.9884
MVCO	5/11/2006	PURCHASE	3,500	11.8188
MVCO	5/12/2006	PURCHASE	2,000	11.5133
MVCO	5/17/2006	PURCHASE	1,200	10.8695
MVCO	5/18/2006	PURCHASE	6,500	10.8448
MVCO	5/19/2006	PURCHASE	1,800	10.56
MVCO	6/5/2006	PURCHASE	2,355	11.3653
MVCO	6/5/2006	SALE	(299)	11.46
MVCO	6/7/2006	PURCHASE	1,200	11.1717
MVCO	6/8/2006	PURCHASE	4,000	11.1913
MVCO	6/9/2006	PURCHASE	2,000	11.093
MVCO	6/12/2006	PURCHASE	20,744	10.4407
MVCO	6/13/2006	PURCHASE	5,150	10.2801
MVCO	6/15/2006	PURCHASE	200	10.71
MVCO	6/16/2006	PURCHASE	2,392	10.9171
MVCO	6/28/2006	PURCHASE	1,000	11.11
MVCO	6/29/2006	PURCHASE	100	11.09
MVCO	6/30/2006	PURCHASE	7,000	11.3911
MVCO	7/5/2006	PURCHASE	24,000	11.5145
MVCO	7/28/2006	PURCHASE	100	10.86
MVCO	8/2/2006	PURCHASE	5,000	10.4310
MVCO	8/23/2006	PURCHASE	13,900	9.5806
MVCO	8/24/2006	PURCHASE	900	9.54
MVCO	8/25/2006	SALE	(100)	9.63
MVCO	8/29/2006	PURCHASE	1,000	9.8755
MVCO	8/31/2006	PURCHASE	4,800	9.9998
MVCO	9/1/2006	PURCHASE	2,500	10.0300
MVCO	9/13/2006	PURCHASE	1,075	10.0335
MVCO	9/14/2006	PURCHASE	1,000	9.84
MVCO	9/15/2006	PURCHASE	3,300	9.8467
MVCO	9/18/2006	PURCHASE	500	9.95
MVCO	9/19/2006	PURCHASE	6,000	9.8596
MVCO	9/20/2006	PURCHASE	5,921	10.0015
MVCO	9/22/2006	PURCHASE	3,262	10.1383
MVCO	10/02/2006	PURCHASE	1,000	9.756
MVCO	10/03/2006	PURCHASE	1,000	9.95
MVCO	10/04/2006	PURCHASE	4,000	9.9378

Ticker	Trade Date	Activity	Number of Shares	Price per Share ($)
MVCO	10/06/2006	PURCHASE	100	9.94
MVCO	10/17/2006	PURCHASE	4,900	10.8143
MVCO	10/24/2006	PURCHASE	5,000	9.8
MVCO	10/25/2006	PURCHASE	100	9.6
MVCO	10/31/2006	PURCHASE	5,300	10.6472
MVCO	11/07/2006	SALE	(1,000)	10.2248
MVCO	11/10/2006	PURCHASE	500	10.15
MVCO	11/14/2006	PURCHASE	3,508	10.096
MVCO	11/16/2006	PURCHASE	600	10.3517
MVCO	11/22/2006	PURCHASE	3,340	10.2323
MVCO	11/29/2006	PURCHASE	500	10.25
MVCO	02/12/2007	PURCHASE	5,000	12.4
MVCO	02/14/2007	PURCHASE	4,700	12.4596
MVCO	02/21/2007	PURCHASE	378	12.25
MVCO	02/28/2007	PURCHASE	100	11.85
MVCO	03/08/2007	PURCHASE	16,205	12.6652
MVCO	03/12/2007	PURCHASE	2,700	12.6733
MVCO	03/13/2007	PURCHASE	100	12.38
MVCO	03/14/2007	PURCHASE	500	12.5
MVCO	03/30/2007	PURCHASE	5,000	12.95
MVCO	04/12/2007	PURCHASE	3,479	12.95
MVCO	04/26/2007	PURCHASE	800	13.06
MVCO	05/02/2007	SALE	(100)	13.61
MVCO	05/03/2007	PURCHASE	100	13.31
MVCO	05/10/2007	PURCHASE	1,000	13
MVCO	05/11/2007	PURCHASE	5,000	12.7488
MVCO	05/11/2007	PURCHASE	1,398	12.628
MVCO	05/18/2007	PURCHASE	1,100	12.95
MVCO	05/22/2007	PURCHASE	2,800	13.0093
MVCO	05/24/2007	PURCHASE	1,000	13
MVCO	05/25/2007	PURCHASE	2,000	13.2478
MVCO	05/29/2007	PURCHASE	1,000	13.2641
MVCO	05/30/2007	PURCHASE	1,000	13.294
MVCO	05/30/2007	PURCHASE	1,800	13.282
MVCO	05/31/2007	PURCHASE	684	13.2117
MVCO	06/07/2007	PURCHASE	1,500	13.5967
MVCO	06/07/2007	PURCHASE	3,900	13.677
MVCO	06/08/2007	PURCHASE	800	13.6988
MVCO	06/13/2007	PURCHASE	1,500	13.4548
MVCO	06/15/2007	PURCHASE	2,000	13.2995
MVCO	06/15/2007	PURCHASE	5,000	13.294
MVCO	06/28/2007	SALE	(2,191)	14.0722
MVCO	06/29/2007	SALE	(2,700)	14.087
MVCO	07/12/2007	SALE	(500)	14.034
MVCO	07/19/2007	PURCHASE	5,000	13.31
MVCO	07/30/2007	PURCHASE	4,205	12.5
MVCO	08/01/2007	PURCHASE	3,106	12.5949
MVCO	08/01/2007	SALE	(1,300)	13.6385
MVCO	08/06/2007	SALE	(200)	12.785

Ticker	Trade Date	Activity	Number of Shares	Price per Share ($)
MVCO	08/10/2007	PURCHASE	2,199	12.8992
MVCO	08/14/2007	PURCHASE	400	12.65
MVCO	08/21/2007	PURCHASE	393	12.8176
MVCO	08/31/2007	SALE	(500)	13.15
MVCO	09/17/2007	SALE	(292)	12.6532
MVCO	09/18/2007	PURCHASE	1,392	12.5969
MVCO	09/26/2007	PURCHASE	2,000	11.8607
MVCO	09/27/2007	PURCHASE	100	12
MVCO	10/01/2007	PURCHASE	993	11.9001
MVCO	10/02/2007	PURCHASE	479	11.25
MVCO	10/04/2007	PURCHASE	2,050	11.6144
MVCO	10/05/2007	PURCHASE	1,500	11.8953
MVCO	10/09/2007	PURCHASE	4,500	12.3851
MVCO	10/10/2007	PURCHASE	4,300	11.7514
MVCO	10/12/2007	PURCHASE	2,198	11.9941
MVCO	10/12/2007	SALE	(100)	11.8601
MVCO	10/12/2007	SALE	(200)	11.8398
MVCO	10/17/2007	PURCHASE	10,177	12.0366
MVCO	10/18/2007	PURCHASE	1,500	11.9547
MVCO	10/19/2007	PURCHASE	2,400	11.75
MVCO	10/22/2007	PURCHASE	2,004	11.7236
MVCO	10/23/2007	PURCHASE	2,495	12.0273
MVCO	10/24/2007	PURCHASE	16,000	12.4013
MVCO	10/25/2007	PURCHASE	1,000	12.243
MVCO	11/05/2007	PURCHASE	7,010	12.5706
MVCO	11/06/2007	SALE	(200)	13.25
MVCO	11/07/2007	SALE	(200)	13.29
MVCO	11/13/2007	SALE	(200)	13.48
MVCO	11/16/2007	PURCHASE	600	12.965
MVCO	11/20/2007	SALE	(700)	12.8156
MVCO	11/28/2007	PURCHASE	1,900	12.7816
MVCO	11/30/2007	PURCHASE	17,598	12.678
MVCO	12/12/2007	PURCHASE	2,000	13.25
MVCO	12/13/2007	PURCHASE	600	12.75
MVCO	12/18/2007	PURCHASE	5,000	12.6
MVCO	12/20/2007	PURCHASE	795	12.5551
MVCO	12/21/2007	PURCHASE	4,929	12.8145

GOLDMAN SACHS LETTER TO CD CAPITAL
[GOLDMAN, SACHS & CO. LETTERHEAD]
[GOLDMAN, SACHS & CO. LOGO]
FORM OF POSITION REPORT
CD Capital Management LLC
111 South Wacker Drive
Suite 3950
Chicago, IL 60606
December 27, 2007
Sirs,
Statement of Holdings: [Security], [CUSIP 583185-10-3]: (the “Security”)
Goldman, Sachs & Co. (“GSCO”) act as prime broker, custodian and/or lender to the fund and for the account listed below (the “Fund”). This will confirm that the Securities described below were reflected on GSCO’s book and records for the accounts of the applicable Fund on the date indicated:
Account : 002-36831-4
Dates December 26, 2007
Fund Name : CD Investment Partners, LTD
Trade Date Quantity : 401,832 shares
We also confirm that at least 227,848 shares of the Securities described above were reflected on GSCO’s book and records for the accounts of the applicable Fund on each day between 12/27/2006 and 12/26/2007.
Please note that to the extent financing was extended against any of the Securities during any of the applicable time periods, standard collateral arrangements may have resulted in transfers of such Securities pursuant to GSCO’s rights as a secured creditor, in which case the applicable Fund retained a contractual right against GSCO, as applicable, for the delivery of equivalent securities, with the result that one or more of the Funds may not have had the right to vote or exercise other indicia of ownership of the Securities, and that GSCO, as applicable, may have lent, sold or otherwise used the Securities.
Yours faithfully,
/s/ Kara Saxon
Managing Director
For and on behalf of
Goldman Sachs & Co.
Please note that we accept no responsibility or liability to you or any third party in connection with the contents of this letter. The foregoing information is disclosed to you for informational purposes only and should not be relied upon by you or any third party for any other purpose. The letter is based on information that we believe to be correct, however, the information is correct only as of the date stated and would need to be reconfirmed in respect of any other date. The above information lists purchases and sales cleared by us for the accounts and the dates indicated therein, along with certain additional information. Please note however that the official statement of your transactions and securities holdings is provided to you in the form of Goldman Sachs confirmations at the time of the transaction for transactions executed through Goldman Sachs, and monthly customer statements at the end of each calendar month for all transactions cleared to your Goldman Sachs prime brokerage account. The attached is being provided at your request as a courtesy and is not an official report nor in a form customarily provided to our clients nor is it maintained in such a format by us as part of our official books and records. Goldman, Sachs & Co. has no independent regulatory requirement or duty to maintain, and the attached is not meant to be a substitute for, your or your funds’ official books and records, nor do we assume any responsibility for any regulatory compliance obligations to which you may be subject. We do not represent that this material is accurate, complete or up-to-date, nor suitable for your intended use and we do not accept liability for any losses or damages arising from your use of this information.